Pensions and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Pensions and other postretirement benefits	Pensions and other postretirement benefits
The Company has various retirement benefit plans under which substantially all of its employees are entitled to benefits at retirement age, generally based on compensation and length of service and/or contributions. Senior and executive management employees, subject to certain minimum service and age requirements, are also eligible for an additional retirement benefit under their Special Retirement Stipend Agreements, the Supplemental Executive Retirement Plan or the Defined Contribution Supplemental Executive Retirement Plan.
The Company also offers postretirement benefits to certain employees providing life insurance, medical benefits and, for a closed group of employees, free rail travel benefits during retirement. These postretirement benefits are funded as they become due. The information in the tables that follow pertains to all of the Company's defined benefit plans. However, the following descriptions relate solely to the Company's main pension plan, the CN Pension Plan, unless otherwise specified.
Curtailment event
On October 31, 2021, the CN Board of Directors approved changes affecting non-unionized members participating in the Company’s defined benefit pension plans. Effective April 1, 2024, the affected defined benefit pension plans will be amended to cease benefits accruals for non-unionized members, generally known as a delayed hard freeze. Effective April 1, 2024, all non-unionized members will be transferred to the Company’s defined contribution pension plans for their future service. This delayed hard freeze constitutes a plan curtailment event recognized on October 31, 2021 resulting in a $52 million reduction to the Projected benefit obligation, recorded in Other comprehensive income as an actuarial gain, mostly due to reflecting projected future salary increases and service only up to April 1, 2024. The curtailment event also triggered an interim re-measurement of the funded status of the affected defined benefit pension plans resulting in an actuarial gain of $1,915 million recorded in Other comprehensive income composed of i) an actuarial gain on the Projected benefit obligation of $1,808 million substantially all due to the 84 basis point increase in the end of period discount rate between the prior year end (2.55%) and October 31, 2021 (3.39%), and ii) an actuarial gain on the Plan assets of $107 million due to higher actual returns ($982 million) compared to expected returns ($875 million) over that same ten-month period. Due to the interim re-measurement, the resulting Net periodic benefit income recorded during the fourth quarter of 2021 increased by $25 million composed of i) a decrease to Current service cost of $9 million, and ii) an increase to Other components of net periodic benefit income of $16 million.

Description of the CN Pension Plan
The CN Pension Plan is a contributory defined benefit pension plan that covers the majority of CN employees. It provides for pensions based mainly on years of service and final average pensionable earnings and is generally applicable from the first day of employment. Indexation of pensions is provided after retirement through a gain/loss sharing mechanism, subject to guaranteed minimum increases. An independent trust company is the Trustee of the Company's pension trust funds (which includes the CN Pension Trust Fund). As Trustee, the trust company performs certain duties, which include holding legal title to the assets of the CN Pension Trust Fund and ensuring that the Company, as Administrator, complies with the provisions of the CN Pension Plan and the related legislation. The Company utilizes a measurement date of December 31 for the CN Pension Plan.

Funding policy
Employee contributions to the CN Pension Plan are determined by the plan rules. Company contributions are in accordance with the requirements of the Government of Canada legislation, the Pension Benefits Standards Act, 1985, including amendments and regulations thereto, and such contributions follow minimum and maximum thresholds as determined by actuarial valuations. Actuarial valuations are generally required on an annual basis for all Canadian defined benefit pension plans, or when deemed appropriate by the Office of the Superintendent of Financial Institutions. These actuarial valuations are prepared in accordance with legislative requirements and with the recommendations of the Canadian Institute of Actuaries for the valuation of pension plans. Actuarial valuations are also required annually for the Company's U.S. qualified defined benefit pension plans.
The Company's most recently filed actuarial valuations for funding purposes for its Canadian registered defined benefit pension plans conducted as at December 31, 2020 indicated a funding excess on a going concern basis of approximately $3.4 billion and a funding excess on a solvency basis of approximately $0.4 billion, calculated using the three-year average of the plans' hypothetical wind-up ratio in accordance with the Pension Benefit Standards Regulations, 1985. The federal pension legislation requires funding deficits, if any, to be paid over a number of years, as calculated under current pension regulations. Alternatively, a letter of credit can be subscribed to fulfill required solvency deficit payments.
The Company's next actuarial valuations for funding purposes for its Canadian registered defined benefit pension plans required as at December 31, 2021 will be performed in 2022. These actuarial valuations are expected to identify a funding excess on a going concern basis of approximately $3.9 billion, while on a solvency basis a funding excess of approximately $1.1 billion is expected. Based on the anticipated results of these valuations, the CN Pension Plan is expected to be fully funded and at a level such that the Company would be prohibited from making contributions to the CN Pension Plan once the actuarial valuation report is filed in 2022. As such, the Company expects to make total cash contributions of approximately $70 million for all of the Company's pension plans in 2022. As at February 1, 2022 the Company had contributed $20 million to its defined benefit pension plans for 2022.

Plan assets
The assets of the Company's various Canadian defined benefit pension plans are primarily held in separate trust funds ("Trusts") which are diversified by asset type, country, sector and investment strategy. Each year, the CN Board of Directors reviews and confirms or amends the Statement of Investment Policies and Procedures ("SIPP") which includes the plans' long-term target asset allocation ("Policy") and related benchmark indices. This Policy is based on the long-term expectations of the economy and financial market returns and considers the dynamics of the plans' pension benefit obligations. In 2021, the Policy was amended to implement a target asset allocation change to bonds and mortgages, emerging market debt, private debt, resource and royalties (formerly oil and gas) and absolute return. In addition, the specialty portfolio was approved as a new investment strategy.
The CN Investment Division ("Investment Manager"), a division of the Company created to invest and administer the assets of the plan, can also implement an investment strategy ("Strategy") which can lead the Plan's actual asset allocation to deviate from the Policy due to changing market risks and opportunities. The Pension and Investment Committee of the Board of Directors ("Committee") regularly compares the actual plan asset allocation to the Policy and Strategy and compares the actual performance of the Company's pension plan assets to the performance of the benchmark indices. The Company's 2021 Policy and actual asset allocation for the Company's pension plans based on fair value are as follows:

		Actual plan asset allocation
	Policy	2021	2020
Cash and short-term investments	2%	2%	3%
Bonds and mortgages	37%	37%	37%
Emerging market debt	2%	2%	2%
Private debt	3%	3%	3%
Equities	35%	40%	38%
Real estate	4%	2%	2%
Resource and royalties (1)	5%	5%	3%
Infrastructure	4%	3%	3%
Specialty portfolio (2)	2%	2%	—%
Absolute return	12%	11%	10%
Alternative risk premia	—%	1%	1%
Investment-related liabilities	(6)%	(8)%	(2)%
Total	100%	100%	100%
(1)    Asset class description has been changed from oil and gas to resource and royalties.
(2)    In 2021, the specialty portfolio was approved as a new investment strategy.

The Committee's approval is required for all major investments in illiquid securities. The SIPP allows for the use of derivative financial instruments to implement strategies, hedge and adjust existing or anticipated exposures. The SIPP prohibits investments in securities of the Company or its subsidiaries. Investments held in the Company's pension plans consist mainly of the following:
•Cash and short-term investments consist of highly liquid securities which ensure adequate cash flows are available to cover near-term benefit payments as well as anticipated cash requirements needed to support derivative instruments or any other contractual commitment. Short-term investments are mainly obligations issued by Canadian chartered banks and by Canadian governments.
•Bonds include bond instruments, issued or guaranteed by governments and non-government entities. As at December 31, 2021, 80% (2020 - 80%) of bonds were issued or guaranteed by Canadian, U.S. or other governments. Mortgages consist of mortgage bonds, interest in mortgages or in funds making loans, all of which are secured by real estate. On an exposure basis, the Plan's Policy for bonds and mortgages is 42%. This comprises a 37% allocation mainly to government and corporate bonds and a 5% allocation to derivative financial instruments related to bond exposure.
•Emerging market debt consists of units of co-mingled funds or in separate accounts managed by external managers whose mandate is to invest in debt instruments of emerging market countries.
•Private debt includes participations in private debt securities and funds focused on generating steady yields.
•Equity investments include publicly traded securities diversified by industry sector, country and issuer and investments in private equity funds. As at December 31, 2021, the most significant allocation to an individual issuer of a publicly traded security was 4% (2020 - 3%) and the most significant allocation to an industry sector was 22% (2020 - 17%). On an exposure basis, the Plan's Policy for equities is 40%. This comprises a 35% allocation to equities and a 5% allocation to derivative financial instruments related to equity exposure.
•Real estate is a diversified portfolio of Canadian land and commercial properties and investments in global real estate private equity funds.
•Resource and royalties investments include petroleum and natural gas properties and listed and non-listed securities of resource and royalties companies.
•Infrastructure investments include participations in private infrastructure funds, term loans and notes of infrastructure companies.
•Specialty portfolio consists of mainly private equity, private debt and absolute return investments. Exposure to public assets may be included to manage the risk-return profile and tactical allocation relative to the Policy portfolio weight.
•Absolute return investments are primarily a portfolio of units of externally managed hedge funds, which are invested in various long/short and derivatives strategies within multi-strategy, fixed income, commodity, equity, global macro funds and downside protection (formerly growth insurance). Managers are monitored on a continuous basis through investment and operational due diligence.
•Alternative risk premia investments are a portfolio of units of externally managed funds and internally managed strategies on a risk-adjusted basis.
•Investment-related liabilities reflect a certain level of financing associated with securities sold under repurchase agreements and other assets.
The plans' Investment Manager monitors market events and risk exposures to foreign currencies, interest rates, market risks, credit risks and liquidity risks daily. When investing in foreign securities, the plans are exposed to foreign currency risk that may be adjusted or hedged; the effect of which is included in the valuation of the foreign securities. Net of the adjusted or hedged amount, the plans were 62% exposed to the Canadian dollar, 23% to the US dollar, 7% to European currencies, 2% to the Japanese Yen and 6% to various other currencies as at December 31, 2021. Interest rate risk represents the risk that the fair value of the investments will fluctuate due to changes in market interest rates. Sensitivity to interest rates is a function of the timing and amount of cash flows of the interest-bearing assets and liabilities of the plans. Derivatives are contractual agreements whose value is derived from interest rates, foreign currencies, commodities, or equities, among other fluctuating inputs and factors. They may include forwards, futures, options, and swaps. Derivatives are included in the investment asset classes based on their underlying exposure and are used from time to time to synthetically replace any investment activity that would otherwise be accomplished through a direct investment in any investment asset class. When derivatives are used for hedging purposes, the gains or losses on the derivatives are offset by a corresponding change in the value of the hedged assets. To manage counterparty credit risk, established policies require dealing with counterparties considered to be of high credit quality. Adequate liquidity is maintained to cover cash flows by monitoring factors such as fair value, collateral pledged and received, repurchase agreements and securities lending agreements.
Overall return in the capital markets and the level of interest rates affect the funded status of the Company's pension plans, particularly the Company's main Canadian pension plan. Adverse changes with respect to pension plan returns and the level of interest rates from the date of the last actuarial valuations may have a material adverse effect on the funded status of the plans and on the Company's results of operations.
The following tables present the fair value of plan assets by asset class as at December 31, 2021 and 2020:

	Fair value measurements at December 31, 2021
In millions	Total	Level 1	Level 2	Level 3	NAV
Cash and short-term investments (1)	$410	$114	$296	$—	$—
Bonds (2)
Canada, U.S. and supranational	603	—	603	—	—
Provinces of Canada and municipalities	5,343	—	5,343	—	—
Corporate	1,493	—	1,493	—	—
Emerging market debt (3)	365	—	365	—	—
Mortgages (4)	19	—	19	—	—
Private debt (5)	723	—	—	—	723
Public equities (6)
Canadian	571	571	—	—	—
U.S.	4,388	4,383	5	—	—
International	2,951	2,951	—	—	—
Private equities (7)	625	—	—	—	625
Real estate (8)	370	—	—	272	98
Resource and royalties (9)	978	293	8	677	—
Infrastructure (10)	654	—	69	—	585
Absolute return funds (11)
Multi-strategy	1,173	—	—	—	1,173
Fixed income	50	—	—	—	50
Commodity	77	—	—	—	77
Equity	295	—	—	—	295
Global macro	708	—	—	—	708
Downside protection	74	74	—	—	—
Alternative risk premia (12)	239	—	—	—	239
Total investments (13)	$22,109	$8,386	$8,201	$949	$4,573
Investment-related liabilities (14)	(1,780)
Other (15)	87
Total plan assets	$20,416
Level 1: Fair value based on quoted prices in active markets for identical assets.
Level 2: Fair value based on other significant observable inputs.
Level 3: Fair value based on significant unobservable inputs.
NAV: Investments measured at net asset value as a practical expedient.                  Footnotes to the tables follow on the following page.

	Fair value measurements at December 31, 2020
In millions	Total	Level 1	Level 2	Level 3	NAV
Cash and short-term investments (1)	$594	$41	$553	$—	$—
Bonds (2)
Canada, U.S. and supranational	642	—	642	—	—
Provinces of Canada and municipalities	5,103	—	5,103	—	—
Corporate	1,472	—	1,472	—	—
Emerging market debt (3)	406	—	406	—	—
Mortgages (4)	21	—	21	—	—
Private debt (5)	575	—	—	—	575
Public equities (6)
Canadian	555	555	—	—	—
U.S.	3,249	3,214	35	—	—
International	3,477	3,477	—	—	—
Private equities (7)	303	—	—	—	303
Real estate (8)	381	—	—	279	102
Resource and royalties (9)	649	128	17	504	—
Infrastructure (10)	571	—	65	—	506
Absolute return funds (11)
Multi-strategy	1,032	—	—	—	1,032
Fixed income	68	—	—	—	68
Global macro	697	—	—	—	697
Downside protection	92	92	—	—	—
Alternative risk premia (12)	191	—	—	—	191
Total investments (13)	$20,078	$7,507	$8,314	$783	$3,474
Investment-related liabilities (14)	(441)
Other (15)	86
Total plan assets	$19,723

Level 1: Fair value based on quoted prices in active markets for identical assets.
Level 2: Fair value based on other significant observable inputs.
Level 3: Fair value based on significant unobservable inputs.
NAV: Investments measured at net asset value as a practical expedient.                  Footnotes to the tables follow on the following table.

The following table reconciles the beginning and ending balances of the fair value of investments classified as Level 3:

	Fair value measurements based on significant unobservable inputs (Level 3)
In millions	Real estate (8)	Resource and royalties (9)	Total

Balance at December 31, 2019	$329	$707	$1,036
Actual return relating to assets still held at the reporting date	(54)	(188)	(242)
Purchases	6	—	6
Sales	(1)	—	(1)
Disbursements	(1)	(15)	(16)
Balance at December 31, 2020	279	504	783
Actual return relating to assets still held at the reporting date	(13)	191	178
Purchases	6	—	6
Disbursements	—	(18)	(18)
Balance at December 31, 2021	$272	$677	$949
(1)Cash and short-term investments with related accrued interest are valued at cost, which approximates fair value, and are categorized as Level 1 and Level 2 respectively.
(2)Bonds are valued using mid-market prices obtained from independent pricing data suppliers. When prices are not available from independent sources, the fair value is based on the present value of future cash flows using current market yields for comparable instruments.
(3)Emerging market debt funds are valued based on the net asset value which is readily available and published by each fund's independent administrator.
(4)Mortgages are valued based on the present value of future net cash flows using current market yields for comparable instruments.
(5)Private debt investments are valued based on the net asset value as reported by each fund's manager, generally based on the present value of future net cash flows using current market yields for comparable instruments. In 2021, $16 million of private debt investments are included as part of the specialty portfolio strategy.
(6)The fair value of public equity investments is based on quoted prices in active markets.
(7)Private equity investments are valued based on the net asset value as reported by each fund's manager, generally using discounted cash flow analysis or earnings multiples. In 2021, $295 million of private equity investments are included as part of the specialty portfolio strategy.
(8)The fair value of real estate investments categorized as Level 3 includes immoveable properties. Land is valued based on the fair value of comparable assets, and income producing properties are valued based on the present value of estimated future net cash flows or the fair value of comparable assets. Independent valuations of all immoveable properties are performed triennially on a rotational basis. The fair value of real estate investments categorized as NAV consists mainly of investments in real estate private equity funds and is based on the net asset value as reported by each fund's manager, generally using a discounted cash flow analysis or earnings multiples.
(9)Resource and royalties investments categorized as Level 1 are valued based on quoted prices in active markets. Resource and royalties participations traded on a secondary market are valued based on the most recent transaction price and are categorized as Level 2. Investments in resource and royalties categorized as Level 3 consist of operating resource and royalties properties and the fair value is based on estimated future net cash flows that are discounted using prevailing market rates for transactions in similar assets. Estimated future net cash flows are based on forecasted resource and royalties prices and projected annual production and costs.
(10)The fair value of infrastructure investments categorized as Level 2 is based on the present value of future cash flows using current market yields for comparable instruments. The fair value of infrastructure funds categorized as NAV is based on the net asset value as reported by each fund's manager, generally using a discounted cash flow analysis or earnings multiples.
(11)Absolute return investments are valued using the net asset value as reported by each fund's independent administrator. All absolute return investments have contractual redemption frequencies, ranging from monthly to annually, and redemption notice periods varying from 5 to 90 days. In 2021, $39 million of absolute return investments are included as part of the specialty portfolio strategy.
(12)Alternative risk premia investments are valued using the net asset value as reported by each fund's independent administrator or fund manager. All funds have contractual redemption frequencies ranging from daily to annually, and redemption notice periods varying from 5 to 60 days.
(13)Derivative financial instruments, which are included in total investments, are valued using quoted market prices when available and are categorized as Level 1, or based on valuation techniques using market data, when quoted market prices are not available and are categorized as Level 2. Derivatives are included in the investment asset categories based on their underlying exposure.
(14)Investment-related liabilities include securities sold under repurchase agreements. The securities sold under repurchase agreement do not meet the conditions to remove from the assets and are therefore maintained on the books with an offsetting liability recorded to represent the financing nature of this transaction. These agreements are recorded at cost, which together with accrued interest approximates fair value due to their short-term nature.
(15)Other consists of operating assets of $134 million (2020 - $262 million) and liabilities of $47 million (2020 - $176 million) required to administer the Trusts' investment assets and the plans' benefit and funding activities. Such assets are valued at cost and have not been assigned to a fair value category.

Obligations and funded status for defined benefit pension and other postretirement benefit plans

		Pensions		Other postretirement benefits
In millions	Year ended December 31,	2021	2020	2021	2020
Change in benefit obligation
Projected benefit obligation at beginning of year		$19,499	$18,609	$228	$227
Curtailments		(52)	—	—	—
Interest cost		392	532	5	6
Actuarial (gain) loss on projected benefit obligation (1)		(1,206)	1,208	(7)	9
Current service cost		197	175	2	2
Plan participants' contributions		61	59	—	—
Foreign currency changes		(3)	(7)	(2)	—
Benefit payments, settlements and transfers		(1,075)	(1,077)	(14)	(16)
Projected benefit obligation at the end of the year (2)		$17,813	$19,499	$212	$228
Component representing future salary increases		(179)	(271)	—	—
Accumulated benefit obligation at end of year		$17,634	$19,228	$212	$228
Change in plan assets
Fair value of plan assets at beginning of year		$19,723	$18,424	$—	$—
Employer contributions		104	93	—	—
Plan participants' contributions		61	59	—	—
Foreign currency changes		(2)	(6)	—	—
Actual return on plan assets		1,605	2,230	—	—
Benefit payments, settlements and transfers		(1,075)	(1,077)	—	—
Fair value of plan assets at end of year (2)		$20,416	$19,723	$—	$—
Funded status - Excess (deficiency) of fair value of plan assets over projected benefit obligation at end of year		$2,603	$224	$(212)	$(228)
(1)Substantially all of the pensions' actuarial gain for the year ended December 31, 2021 and actuarial loss for the year ended December 31, 2020 is the result of the change in the end of year discount rate of the current year versus the prior year (60 basis points increase for 2021 and 55 basis points decrease for 2020).
(2)For the CN Pension Plan, as at December 31, 2021, the projected benefit obligation was $16,557 million (2020 - $18,075 million) and the fair value of plan assets was $19,485 million (2020 - $18,774 million). The measurement date of all plans is December 31.
Amounts recognized in the Consolidated Balance Sheets

		Pensions		Other postretirement benefits
In millions	December 31,	2021	2020	2021	2020
Noncurrent assets - Pension asset		$3,050	$777	$—	$—
Current liabilities (Note 14)		—	—	(14)	(14)
Noncurrent liabilities - Pension and other postretirement benefits		(447)	(553)	(198)	(214)
Total amount recognized		$2,603	$224	$(212)	$(228)

Amounts recognized in Accumulated other comprehensive loss (Note 20)

		Pensions		Other postretirement benefits
In millions	December 31,	2021	2020	2021	2020
Net actuarial gain (loss)		$(2,092)	$(4,165)	$3	$—
Prior service credit (cost)		$—	$—	$3	$4

Information for defined benefit pension plans with an accumulated benefit obligation in excess of plan assets

		Pensions
In millions	December 31,	2021	2020
Accumulated benefit obligation (1)		$542	$724
Fair value of plan assets (1)		$111	$242
(1)    All of the Company's other postretirement benefit pension plans have an accumulated benefit obligation in excess of plan assets.

Information for defined benefit pension plans with a projected benefit obligation in excess of plan assets

		Pensions
In millions	December 31,	2021	2020
Projected benefit obligation		$661	$900
Fair value of plan assets		$214	$347

Components of net periodic benefit cost (income) for defined benefit pension and other postretirement benefit plans

		Pensions			Other postretirement benefits
In millions	Year ended December 31,	2021	2020	2019	2021	2020	2019
Current service cost		$197	$175	$143	$2	$2	$2
Other components of net periodic benefit cost (income)
Interest cost		392	532	596	5	6	8
Settlement loss		2	2	5	—	—	—
Expected return on plan assets		(1,061)	(1,095)	(1,085)	—	—	—
Amortization of prior service cost		—	3	3	(1)	—	—
Amortization of net actuarial loss (gain)		269	242	155	(4)	(5)	(3)
Total Other components of net periodic benefit cost (income)		$(398)	$(316)	$(326)	$—	$1	$5
Net periodic benefit cost (income)		$(201)	$(141)	$(183)	$2	$3	$7
Weighted-average assumptions used in accounting for defined benefit pension and other postretirement benefit plans

	Pensions			Other postretirement benefits
December 31,	2021	2020	2019	2021	2020	2019
To determine projected benefit obligation
Discount rate (1)	3.15%	2.55%	3.10%	3.06%	2.53%	3.14%
Rate of compensation increase (2)	2.75%	2.75%	2.75%	2.75%	2.75%	2.75%
To determine net periodic benefit cost (income)
Rate to determine current service cost (3)	3.02%	3.20%	3.93%	2.95%	3.35%	4.25%
Rate to determine interest cost (3)	2.10%	2.86%	3.47%	1.90%	2.84%	3.68%
Rate of compensation increase (2)	2.75%	2.75%	2.75%	2.75%	2.75%	2.75%
Expected return on plan assets (4)	6.79%	7.00%	7.00%	N/A	N/A	N/A
(1)    The Company's discount rate assumption, which is set annually at the end of each year, is determined by management with the aid of third-party actuaries. The discount rate is used to measure the single amount that, if invested at the measurement date in a portfolio of high-quality debt instruments with a rating of AA or better, would provide the necessary cash flows to pay for pension benefits as they become due. For the Canadian pension and other postretirement benefit plans, future expected benefit payments are discounted using spot rates based on a derived AA corporate bond yield curve for each maturity year.
(2)    The rate of compensation increase is determined by the Company based upon its long-term plans for such increases.
(3)    The Company uses the spot rate approach to measure current service cost and interest cost for all defined benefit pension and other postretirement benefit plans. Under the spot rate approach, individual spot discount rates along the same yield curve used in the determination of the projected benefit obligation are applied to the relevant projected cash flows at the relevant maturity. The rates to determine current service cost and interest cost were 2.88% and 1.95% for the January to October 2021 period and 3.69% and 2.83% for the November to December 2021 period.
(4)    The expected long-term rate of return is determined based on expected future performance for each asset class and is weighted based on the investment policy. For the January to October and November to December periods of 2021, the Company used a long-term rate of return assumption of 6.75% and 7.00% respectively on the market-related value of plan assets prevailing for those same periods to compute net periodic benefit cost (income). The Company has elected to use a market-related value of assets whereby realized and unrealized gains/losses and appreciation/depreciation in the value of the investments are recognized over a period of five years, while investment income is recognized immediately. The increase to the expected long-term rate of return on plan assets by 25 basis points to 7.00% for the November to December period of 2021 reflects management's current view of long-term investment returns. In 2022, the Company will maintain the expected long-term rate of return on plan assets of 7.00% as management's current view of long-term investment returns remains unchanged from what was existing on October 31, 2021.

Expected future benefit payments
The following table provides the expected benefit payments for pensions and other postretirement benefits for the next five years and the subsequent five-year period:

In millions	Pensions	Other postretirement benefits
2022	$1,053	$14
2023	$1,055	$13
2024	$1,046	$13
2025	$1,040	$12
2026	$1,032	$11
Years 2027 to 2031	$5,009	$53

Defined contribution and other plans
The Company maintains defined contribution pension plans for certain salaried employees as well as certain employees covered by collective bargaining agreements. The Company also maintains other plans including a Section 401(k) savings plan for U.S. based employees. The Company's contributions under these plans were expensed as incurred and, in 2021, amounted to $23 million (2020 - $22 million; 2019 - $23 million).

Contributions to multi-employer plan
Under collective bargaining agreements, the Company participates in a multi-employer benefit plan named the Railroad Employees National Early Retirement Major Medical Benefit Plan which provides certain postretirement health care benefits to certain retirees. The Company's contributions under this plan were expensed as incurred and amounted to $10 million in 2021 (2020 - $10 million; 2019 - $12 million). The annual contribution rate for the plan was $146.58 per month per active employee for 2021 (2020 - $153.43). The plan covered 328 retirees in 2021 (2020 - 388 retirees).